Exhibit 31.2

CERTIFICATION PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
(with respect to Amendment No. 1 to the Original Form 10-K)

I, Christopher Lesovitz, certify that:
1.  I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K for the financial year ended December 31, 2023 of STRATA Skin Sciences, Inc. ("the Company"); and
2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2024

By:	/s/ Christopher Lesovitz
Christopher Lesovitz
Chief Financial Officer